UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K
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CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 23, 2003

ATHEROGENICS, INC.
(Exact Name of Registrant as Specified in its Charter)

Georgia	0-31261	58-210832
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

8995 Westside Parkway
 Alpharetta, GA  30004
(Address of principal executive offices)

Registrant's telephone number, including area code (678) 336-2500

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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

            Exhibits.

            See Exhibit Index attached to this current report on Form 8-K.

Item 9.  Regulation FD Disclosure (furnished pursuant to Item 12, “Results of Operations and Financial Condition.”)

            On April 23, 2003, AtheroGenics, Inc. issued a press release to report the company’s financial results for the quarter ended March 31, 2003.  A copy of the press release is attached to this current report on Form 8-K as Exhibit 99.1.

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SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ATHEROGENICS, INC.

Date: April 23, 2003	By: /s/MARK P. COLONNESE
Mark P. Colonnese
Senior Vice President of Finance and
Administration and Chief Financial
Officer

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EXHIBIT INDEX

The following exhibit is filed as part of this current report on Form 8-K.

Exhibit No.		Description

99.1	–	Press Release dated April 23, 2003